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                            LETTERHEAD OF SEALY, INC.
                                   Sealy Drive
                               One Office Parkway
                                Trinity, NC 27370



                                 January 1, 2000


Mr. Stephen A. Walker
Chief Executive Officer
Mattress Discounters
9822 Fallard Ct.
Upper Marlboro, MD 10772

Dear Steve:

         This letter is to confirm our mutual understanding effective August 6, 1999 that our letter agreement, dated March 17, 1997, as amended to date (the "Mattress Discounters Agreement"), has been extended for two additional one-year periods: Year 6, consisting of July 1, 2002 through June 30, 2003; and Year 7, consisting of July 1, 2003 through June 30, 2004. These two periods shall be added to Section 1 of the Mattress Discounters Agreement.


                                  Sincerely,
                                  SEALY, INC.


                                      By: /s/ Ron L. Jones
                                          --------------------------------------
                                          Name: Ron L. Jones
                                          Title: Chairman and Chief Executive
                                                 Officer


Agreed and Accepted:
MATTRESS DISCOUNTERS CORPORATION



By: /s/ James B. Hirshorn
    -------------------------------
    Name: James B. Hirshorn
    Title:  Chief Financial Officer